SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

                           Filed by the Registrant [X]

                          Check the appropriate box [X]

                         [ ] Preliminary Proxy Statement
        [ ] Confidential, For Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
        [X] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        MERISTAR HOSPITALITY CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         (4)      Proposed maximum aggregate value of transactions:
         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box of any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

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DESCRIPTION OF TRANSACTION
--------------------------

         The description of the merger transaction between MeriStar Hospitality Corporation and Felcor Lodging Trust Incorporated is incorporated by reference to the May 10, 2001 press release attached as Exhibit 99.1 to this filing on
Schedule 14A.

         FELCOR PLANS TO FILE A REGISTRATION STATEMENT ON FORM S-4 WITH THE SEC IN CONNECTION WITH THE MERGER TRANSACTION. THE FORM S-4 WILL CONTAIN A PROSPECTUS, A PROXY STATEMENT, AND OTHER DOCUMENTS FOR THE STOCKHOLDERS' MEETING OF MERISTAR AT WHICH TIME THE PROPOSED TRANSACTION WILL BE CONSIDERED. MERISTAR PLANS TO MAIL THE PROXY STATEMENT AND PROSPECTUS CONTAINED IN THE FORM S-4 TO ITS STOCKHOLDERS. THE FORM S-4, PROXY STATEMENT AND PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT MERISTAR, FELCOR, THE MERGER AND RELATED MATTERS. INVESTORS AND STOCKHOLDERS SHOULD READ THE FORM S-4, PROXY STATEMENT AND PROSPECTUS AND THE OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER CAREFULLY BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE MERGER. A COPY OF THE MERGER AGREEMENT WITH RESPECT TO THE MERGER WILL BE FILED BY BOTH MERISTAR AND FELCOR AS AN EXHIBIT TO A CURRENT REPORT ON FORM 8-K. THE FORM S-4, PROXY STATEMENT AND PROSPECTUS, AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER TRANSACTION WILL BE AVAILABLE WHEN FILED FREE OF CHARGE AT THE SEC'S WEB SITE, AT WWW.SEC.GOV. IN ADDITION, THE PROXY STATEMENT AND PROSPECTUS, AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER WILL BE MADE AVAILABLE TO INVESTORS FREE OF CHARGE BY WRITING TO THE MERISTAR AND FELCOR CONTACT ADDRESSES SET FORTH IN THE PRESS RELEASE ATTACHED AS
EXHIBIT 99.1 TO THIS FILING.

         IN ADDITION TO THE FORM S-4, THE PROXY STATEMENT, AND THE OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER, BOTH MERISTAR AND FELCOR ARE OBLIGATED TO FILE ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS AND OTHER INFORMATION FILED WITH THE SEC AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 OR AT THE OTHER PUBLIC REFERENCE ROOMS IN NEW YORK, NEW YORK AND CHICAGO, ILLINOIS. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ALSO ARE AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.

         MeriStar Hospitality Corporation will be, and certain other persons named below may be, soliciting proxies from MeriStar's stockholders in favor of the transaction. Some of the directors and executive officers of MeriStar and some of the directors and executive officers of Felcor Lodging Trust Incorporated, a Maryland corporation, may be deemed to be participants in MeriStar's solicitation of proxies.

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                                                                               3

         The participants in the solicitation include the following directors and officers of MeriStar:

Name                                Title
--------------------------------------------------------------------------------

James F. Dannhauser (1)             Director
Daniel R. Doctoroff (2)             Director
John Emery                          Director, Chief Operating Officer
William S. Janes (2)                Director
Steven D. Jorns                     Vice Chairman of the Board and Director
H. Cabot Lodge III (1)              Director
D. Ellen Shuman                     Director
Paul W. Whetsell                    Chairman of the Board, Director and Chief
                                    Executive Officer
Bruce G. Wiles                      Director, President and Chief Investment
                                    Officer
James R. Worms (1)(2)               Director
Bruce Riggins                       Director of Finance
Christopher L. Bennett              Vice President, Legal and Secretary
Melissa Thompson                    Director of Corporate Communications

------------
(1)      Member of the Audit Committee
(2)      Member of the Compensation Committee

         In addition, Daly Gray Public Relations is participating in the solicitation.

         Some of the participants in the solicitation have interests in the merger and associated transactions, some of which may differ from, or may be in addition to, those of MeriStar's stockholders generally:

o In connection with the merger, Messrs. Whetsell and Jorns will become directors of Felcor.

o        Mr. Wiles has been offered an employment contract by Felcor.

o Messrs. Whetsell, Jorns and Emery have employment contracts that provide for increased severance payments upon their resignation or termination following a change of control of MeriStar. Mr. Wiles has an employment contract that provides for increased severance payments upon termination or upon resignation for good cause following a change of control of MeriStar. Other officers of MeriStar will be eligible for severance payments upon the closing of the merger if they perform their duties in good faith through the closing date and are not employed by Felcor in a substantially similar position with substantially similar compensation.

o In addition, under the terms of MeriStar's Incentive Plan and Non-Employee Directors' Incentive Plan, the merger will cause all of the options issued under those plans to vest. The officers and directors of MeriStar hold options under those Incentive Plans. Any employee who is employed by Felcor after the closing of the merger will be required to waive change-of-control vesting of his or her options.

o Felcor has agreed, from and after the effective time of the merger, to indemnify the present and former directors and officers of MeriStar and has agreed to maintain directors' and officers' liability insurance for these individuals in place for six years following completion of the merger.

o None of the directors or officers of MeriStar beneficially owns more than 1.0% of the outstanding common stock of MeriStar except for Messrs. Emery (1.0%), Jorns (1.9%), Whetsell (2.9%) and Wiles (1.3%). All executive officers and directors, as a group, beneficially owned approximately 7.7% of the outstanding common stock of MeriStar. All percentages are as of March 28, 2001.

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                                                                               4



         In addition, some of Felcor's directors and officers may be participating in the solicitation. A list of those participants and their interests in the merger and the associated transactions is set forth in Felcor's statement on Schedule 14A.



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                                                                               5

Exhibits:

         EXHIBIT NUMBER            DESCRIPTION
         --------------            -----------

                 99.1              Press Release, dated May 10, 2001.

                 99.2 Presentation relating to the merger transaction, first used on May 10, 2001.